SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made effective as of November 5, 2010

BETWEEN:

GENOA ENERGY RESOURCES, INC., a corporation being organized pursuant to the laws of the State of Nevada and having an office address located at 1894 US Highway 50E, Ste 4-630, Carson City, NV 89701-3202;

(the “Vendor”)

AND:

ANDEAN  GEOTHERMIC ENERGY SAC., a corporation incorporated pursuant to the laws of Peru and having an office address located at Calle Alcanfores 761, Dpt. 1701, Miraflores – Lima, Peru;

(the “Company”)

AND:

MUSTANG GEOTHERMAL CORP, a corporation incorporated pursuant to the laws of Nevada and having an address for notice and delivery located at 10580 N. McCarran Blvd., Building 115-208, Reno, Nevada  89503;

(the “Purchaser”)

WHEREAS:

(A)

The Vendor is the legal and beneficial owner of 99.9% of the issued and outstanding shares (the “Purchased Shares”) of Andean Geothermic Energy S. (“Andean” or “Company”) as set forth in Schedule A attached hereto;

(B)

The Company is in the business of acquiring, exploring and developing mineral properties in Peru (the “Business”);

(C)

The Company is the legal and beneficial owner of certain permits and applications for geothermal exploration and exploitation in the provinces of Puno & Arequipa, Peru, which permits and applications are more particularly described in Schedule B attached hereto (the “Property”);

(D)

The Vendor has agreed to sell to the Purchaser and the Purchaser has agreed to purchase the Purchased Shares in accordance with the terms and conditions hereinafter set forth;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $10.00 now paid by the Purchaser to the Vendor and for other good and valuable consideration, the receipt and sufficiency whereof the Vendor hereby acknowledges, THE PARTIES HERETO AGREE AS FOLLOWS:

1.

Definitions

1.1

In this Agreement the following expressions shall, where the context so admits, bear the meaning respectively set opposite them:

(a)

“Acquisition Period” The period during the term of this Agreement from the date hereof to and including the Closing Date.

(b)

“Agreement” This Agreement, as the same may be amended, supplemented or modified from time to time.

(c)

“Closing Date” That date which is November  5, 2010.

(d)

“Material Contracts” means those contracts described in Schedule F.

(e)

“Operator Agreement” means the agreement contemplated to be entered into between the Company and Genoa Energy Resources, Inc. to be completed within 30 days of the Closing Date.

(f)

“Parties” The parties to this Agreement consist of the Vendor, the Company and the Purchaser.

(g)

“Property” Those permits and cateos for geothermal exploration and exploitation in the provinces of Puno & Arequipa, Peru, which permits and applications are more particularly described in Schedule B together with all geothermal leases and all other geothermal interests derived from any such claims.

(h)

“Purchase Price” The consideration specified in subsection  hereof for the purchase of the Shares by the Purchaser.

(i)

“Royalty” The amount of royalty from time to time payable to the Vendor or other as specified in section 7 and as defined in Schedule “H” attached hereto.

(j)

“Time of Closing” means 10::00 o’clock a.m. (Peruvian Standard Time) on the Closing Date.

2.

Schedules

The following schedules are attached to and incorporated in this Agreement by reference and deemed to be part of this Agreement:

Schedule A

Purchased Shares and Vendor

Schedule B

Description of Mineral Titles

3.

Object

3.1

The Vendor, subject to the terms hereof and based on the representations and warranties contained herein, hereby agrees to sell to the Purchaser and, on the Closing Date, to transfer to the Purchaser, a 100% undivided interest in and to the Shares free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto.

3.2

The Purchaser and the Company acknowledge that the Purchased Shares are currently owned by the Vendor and that the Vendor has agreed to transfer the Purchased Shares to the Purchaser.

3.3

The Purchaser agrees to purchase the Purchased Shares and pay the consideration hereinafter specified on the Closing Date:

(a)

US$25,000 by way of a bank draft or certified cheque;

(b)

issue to the Vendor 15,000,000 shares of the Purchaser (the “Purchase Price Common Shares”), subject to applicable resale restrictions;

3.4

The Vendor hereby acknowledges and agrees that the Purchaser makes no representations as to any resale or other restriction affecting the Purchase Price Common Shares and that it is presently contemplated that the Purchase Price Common Shares will be issued by the Purchaser to the Vendors in reliance upon the registration and prospectus exemptions contained in the United States Securities Act of 1933, as amended (the “Securities Act”) or “Regulation S” promulgated under the Securities Act which will impose a trading restriction in the United States on the Purchase Price Common Shares for a period of at least 12 months from the Closing Date.

3.5

The Purchaser covenants that the Company and the Purchaser will negotiate in good faith an Operator Agreement with Genoa Energy Resources, Inc. for the purpose of conducting exploration on the Property with such Operator Agreement being on terms that are commercially reasonable and within the industry standard.

4.

Representations, Warranties and Covenants by the Company and the Vendor

4.1

General Representations, Warranties and Covenants by the Company and the Vendor   In order to induce the Purchaser to enter into and consummate this Agreement, the Company and the Vendor, jointly and severally, represent to, warrant to and covenant with the Purchaser, with the intent that the Purchaser will rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the knowledge, information and belief of each of the Vendor and the Company, after having made due inquiry:

(a)

it is duly organized under the laws of its respective jurisdiction of incorporation and is validly existing and in good standing with respect to all statutory filings required by the applicable corporate laws;

(b)

it is qualified to do business in those jurisdictions where it is necessary to fulfill its obligations under this Agreement and it has the full power and authority to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

(c)

it has the requisite power, authority and capacity to own and use all of its respective business assets and to carry on its respective business as presently conducted by it and to fulfill its respective obligations under this Agreement;

(d)

the execution and delivery of this Agreement and the agreements contemplated hereby have been duly authorized by all necessary action, corporate or otherwise, on its respective part;

(e)

there are no other consents, approvals or conditions precedent to the performance of this Agreement which have not been obtained;

(f)

this Agreement constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;

(g)

no proceedings are pending for, and it is unaware of, any basis for the institution of any proceedings leading to its respective dissolution or winding up, or the placing of it in bankruptcy or subject to any other laws governing the affairs of insolvent companies or persons;

(h)

the making of this Agreement and the completion of the transactions contemplated hereby and the performance of and compliance with the terms hereof does not and will not:

(i)

conflict with or result in a breach of or violate any of the terms, conditions or provisions of its respective constraining documents;

(ii)

conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any Court or governmental authority, domestic or foreign, to which it is subject, or constitute or result in a default under any agreement, contract or commitment to which it is a party;

(iii)

give to any party the right of termination, cancellation or acceleration in or with respect to any agreement, contract or commitment to which it is a party;

(iv)

give to any government or governmental authority, or any municipality or any subdivision thereof, including any governmental department, commission, bureau, board or administration agency, any right of termination, cancellation or suspension of, or constitute a breach of or result in a default under, any permit, license, control or authority issued to it which is necessary or desirable in connection with the conduct and operations of its respective business and the ownership or leasing of its respective business assets; or

(v)

constitute a default by it, or any event which, with the giving of notice or lapse of time or both, might constitute an event of default, under any agreement, contract, indenture or other instrument relating to any indebtedness of it which would give any party to that agreement, contract, indenture or other instrument the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture or other instrument; and

(i)

neither this Agreement nor any other document, certificate or statement furnished to the Purchaser by or on behalf of the Vendor or the Company in connection with the transactions contemplated hereby knowingly or negligently contains any untrue or incomplete statement of material fact or omits to state a material fact necessary in order to make the statements therein not misleading which would likely affect the decision of the Purchaser to enter into this Agreement.

4.2

Representations, Warranties and Covenants by the Vendor respecting the Purchased Shares and the Purchase Price Common Shares.   In order to induce the Purchaser to enter into and consummate this Agreement, the Vendor hereby represents to, warrants to and covenants with the Purchaser, with the intent that the Purchaser will also rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the knowledge, information and belief of the Vendor, after having made due inquiry:

(a)

save and except as set forth in Schedule “A” which is attached hereto, the Vendor has good and marketable title to and is the legal and beneficial owner of all of the Purchased Shares, and the Purchased Shares are fully paid and non-assessable and are free and clear of liens, charges, encumbrances, pledges, mortgages, hypothecations, security interests and adverse claims of any and all nature whatsoever and including, without limitation, options, pre-emptive rights and other rights of acquisition in favour of any person, whether conditional or absolute;

(b)

the Vendor has the power and capacity to own and dispose of the Purchased Shares, and the Purchased Shares are not subject to any voting or similar arrangement;

(c)

there are no actions, suits, proceedings or investigations (whether or not purportedly against or on behalf of the Vendor or the Company), pending or threatened, which may affect, without limitation, the rights of the Vendor to transfer any of the Purchased Shares to the Purchaser at law or in equity, or before or by any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and, without limiting the generality of the foregoing, there are no claims or potential claims under any relevant family relations legislation or other equivalent legislation affecting the Purchased Shares.  In addition, the Vendor is not now aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success;

(d)

no other person, firm or corporation has any agreement, option or right capable of becoming an agreement for the purchase of any of the Purchased Shares;

(e)

the Vendor acknowledges that the Purchase Price Common Shares will be issued under certain exemptions from the registration and prospectus filing requirements otherwise applicable under the Securities Act of 1933, as amended, and that, as a result, the Vendor may be restricted from using most of the remedies that would otherwise be available to the Vendor, the Vendor will not receive information that would otherwise be required to be provided to the Vendor and the Purchaser is relieved from certain obligations that would otherwise apply to the Purchaser, in either case, under applicable securities legislation;

(f)

the Vendor has not received, nor has the Vendor requested nor does the Vendor require to receive, any offering memorandum or a similar document describing the business and affairs of the Purchaser in order to assist the Vendor in entering into this Agreement and in consummating the transactions contemplated herein;

(g)

the Vendor acknowledges and agrees that the Purchase Price Common Shares have not been and will not be qualified or registered under the securities laws of the United States or any other jurisdiction and, as such, the Vendor may be restricted from selling or transferring such Purchase Price Common Shares under applicable law;

(h)

the Vendor is resident in the jurisdiction as set forth under the Vendor’s address in Schedule “A” which is attached hereto, and that all negotiations and other acts in furtherance of the execution and delivery of this Agreement by the Vendor in connection with the transactions contemplated herein have taken place and will take place solely in such jurisdiction;

(i)

the Purchased Shares have been issued in accordance with all applicable securities and corporate legislation and policies; and

(j)

the Vendor is not aware of any fact or circumstance which has not been disclosed to the Purchaser which should be disclosed in order to prevent the representations and warranties contained in this section from being misleading or which would likely affect the decision of the Purchaser to enter into this Agreement.

4.3

Representations, Warranties and Covenants by the Company and the Vendor respecting the Company.   In order to induce the Purchaser to enter into and consummate this Agreement, the Vendor and the Company hereby, jointly and severally, also represent to, warrant to and covenant with the Purchaser, with the intent that the Purchaser will also rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the knowledge, information and belief of the Vendor and the Company, after having made due inquiry:

Corporate Status of the Company

(a)

the Company is a company with limited liability duly and properly organized and validly subsisting under the laws of Peru being the only jurisdiction where it is required to be registered for the purpose of enabling it to carry on its business and own its property as presently carried on and owned;

(b)

the Company has good and sufficient power, authority and right to own or lease its property, to enter into this Agreement and to perform its obligations hereunder;

Authorization

(c)

this Agreement has been duly authorized, executed and delivered by the Vendor and the Company and is a legal, valid and binding obligation of the Vendor and the Company, enforceable against the Vendor and/or the Company, as the case may be, by the Purchaser in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and except that equitable remedies may be granted only in the discretion of a court of competent jurisdiction;

No Other Agreements to Purchase

(d)

no person other than the Purchaser has any written or oral agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement, or option for the purchase or acquisition from the Vendor of any of the Purchased Shares;

Share Capital

(e)

the authorized capital of the Company consists of 1000 common shares with a par value of 1 Peruvian Soles, of which 1000 common shares are outstanding and fully paid and non-assessable, and no preferred shares;

Options

(f)

no person has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement, including convertible securities, warrants or convertible obligations of any nature, for the purchase, subscription, allotment or issuance of any unissued shares or other securities of the Company;

Title to Shares

(g)

the Purchased Shares are beneficially owned by the Vendor with good and marketable title thereto free of all Encumbrances and are registered in the books of the Company in the name of the Vendor and, without limitation thereto, none of the Purchased Shares are subject to any voting trust, unanimous shareholders agreement, other shareholders agreements, pooling agreements or voting agreements;

(h)

upon completion of the transactions contemplated by this Agreement, all of the Purchased Shares will be owned by the Purchaser as the beneficial owner of record, with good and marketable title thereto (except for such Encumbrances as may have been granted by the Purchaser);

No Subsidiaries

(i)

the Company does not own and does not have any agreements of any nature to acquire, directly or indirectly, any shares in the capital of or other securities, equity or proprietary interests in any person, and the Company does not have any agreements to acquire or lease any other business, property, assets or operations;

Business of the Company

(j)

the Company’s Business, is and will be, between the date hereof and the Closing Date (as hereinafter determined), the only business presently carried on by the Company as set forth in the Recitals to this Agreement, and the property and assets of the Company are sufficient to carry on the Company’s Business;

Location of Property and Assets

(k)

all of the property and assets of the Company are situated at one of the locations set out in Schedule B;

Title to Personal Property and Other Property

(l)

the property and assets of the Company are and will be, between the date hereof and the Closing Date, owned beneficially by the Company with a good and marketable title thereto, free and clear of all Encumbrances save as previously disclosed to the Purchaser;

Financial Statements

(m)

the Company’s financial statements dated October 28, 2010, have been prepared in accordance with generally accepted accounting principles, as applied on a basis consistent with prior periods, are correct and complete and present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and financial condition of the Company as at the respective dates of and for the respective periods covered by the Company’s financial statements;

(n)

for any period up to the Time of Closing the Company will not have any debts or liabilities whatsoever (whether accrued, absolute, contingent or otherwise), including any liabilities for federal, provincial, sales, excise, income, corporate or any other taxes of the Company except for:

(i)

the debts and liabilities disclosed on, provided for or included in the balance sheet forming a part of the most recent of the Company’s financial statements;

(ii)

debts or liabilities disclosed in this Agreement or any Schedule hereto; and

(iii)

liabilities incurred by the Company in the ordinary course of the Company’s Business subsequent to the date of the balance sheet referred to in the Company’s financial statements;

Books and Records

(o)

the books and records of the Company fairly and correctly set out and disclose, in all material respects, in accordance with generally accepted accounting principles, consistently applied, the financial condition of the Company as of the date of this Agreement and all material financial transactions of the Company have been accurately recorded in such books and records;

Tax Matters

(p)

the Company has duly and timely filed all returns, elections and designations required to be filed by it with any taxation authority or if not filed on a timely basis, all fees, penalties, interest and other amounts payable as a result thereof have been paid and no such returns, elections or designations contain any misstatement or omit any statements that should have been included and each return, election and designation, including accompanying schedules and statements is true, correct and complete;

(q)

the Company has paid in full all amounts (including but not limited to sales, use and consumption taxes and taxes measured on income and all instalments of taxes) owing to all federal, provincial, territorial and municipal taxation authorities due and payable by it up to the date hereof;

(r)

adequate provision has been made by the Company for taxes payable for the current period for which tax returns are not yet required to be filed;

(s)

there are no agreements, waivers or other arrangements providing for any extension of time with respect to the filing of any tax return by the Company; or with respect to the payment of any tax or any governmental charge, penalty, interest or fine by the Company; or with respect to the issuance of any tax assessment or reassessment;

(t)

there are no actions, suits, proceedings, investigations or claims now threatened by any governmental authority or pending against the Company as initiated by any governmental authority in respect of any amounts, including but not limited to taxes, governmental charges or assessments;

(u)

there are no matters under discussion with any governmental authority relating to any amounts, including but not limited to taxes, governmental charges or assessments asserted or to be asserted by such authority;

(v)

each of the Vendor and the Company is not aware of any circumstances that might result in any threatened, proposed or actual assessment or reassessment against the Company;

(w)

the Company has withheld and remitted all amounts required to be withheld by it (including without limitation, income tax, Pension Plan contributions and Employment Insurance premiums) and has paid such amounts including any penalties or interest due to the appropriate authority on a timely basis and in the form required under the appropriate legislation and will continue to do so up to the Closing Date;

(x)

since the date of its incorporation, the Company has fully complied, in a timely manner, with any and all applicable tax laws, including the collection and remission of all taxes payable by or for which the Company is responsible to collect and remit, in respect of the supply of goods and services by the Company and the Company will continue to so comply up to the Closing Date;

(y)

the tax accounts of the Company, for the purposes of the applicable tax laws are true and complete in all material respects;

Corporate Records

(z)

the Corporate records and minute books of the Company contain complete and accurate minutes, (duly signed by the chairman and/or secretary of the appropriate meeting) of all meetings of the directors and shareholders of the Company since its date of incorporation;

(aa)

the share certificate records, the securities register, the register of disclosures , the register of directors and officers for the Company are contained in the corporate minute book and are complete and accurate in all respects;

Directors and Officers

(ab)

the present directors and officers of the Company are as follows:

Name

Position

Carlos Agreda

General Manager, Director

Greta Castillo

Director

Legal Proceedings

(ac)

there are no actions, suits, proceedings or outstanding claims or demands instituted before any federal, provincial, municipal or other governmental department, court, commission, board, bureau, agency or instrumentality, domestic or foreign, or by or before an arbitrator or arbitration board or pending or threatened against or affecting:

(i)

the Vendor or its right to dispose of the Purchased Shares, or

(ii)

the Company or its property, the Company’s assets or the Company’s Business,

(ad)

there are no orders, decrees, injunctions or judgments of any court or of any federal, provincial, territorial or municipal department, agency, commission, board, bureau or instrumentality, domestic or foreign, instituted, pending, threatened or obtained against or affecting the Company or its property, the Company’s assets or the Company’s Business; nor is there any basis for any such order, decree, injunction or judgment;

(ae)

there is no legal impediment to the continued operation, in the ordinary course, of the property, the Company’s assets and the Company’s Business;

(af)

the Company has not violated nor is it violating any federal, provincial, territorial or municipal statute, regulation, ordinance, rule or order applicable to the Company’s Business, the Company’s assets or to any of its properties or to its ownership thereof;

(ag)

the Company has complied with all applicable federal, provincial, territorial and municipal statutes, regulations, ordinances, rules and orders;

Bank Accounts and Attorneys

(ah)

Schedule C sets forth a true and complete list showing:

(i)

the name of each bank, trust company or similar institution in which the Company has accounts or safe deposit boxes, the number or designation of each such account and safe deposit box and the names of all persons authorized to draw thereon or to have access thereto; and

(ii)

the name of each person, firm, corporation or business organization holding a general or special power of attorney from the Company and a summary of the terms thereof.

Accuracy of Warranties

(ai)

neither this Agreement nor any document, schedule, list, certificate, declaration under oath or written statement now or hereafter furnished by the Vendor or the Company to the Purchaser in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement or misrepresentation of a material fact on the part of the Vendor or the Company, or omits or will omit on behalf of the Vendor or the Company to state a material fact necessary to make any such statement or representation therein or herein contained not misleading; and

Full Disclosure

(aj)

the Vendor has no information or knowledge of any fact not communicated to the Purchaser and relating to the Company or to the Company’s Business or to the Purchased Shares which, if known to the Purchaser, might reasonably be expected to deter the Purchaser from entering into this Agreement or from completing the transactions contemplated by this Agreement.

4.4

Additional Covenants by the Vendor and the Company.   In order to induce the Purchaser to enter into and consummate this Agreement, the Vendor and the Company hereby, jointly and severally, also covenant with the Purchaser, with the intent that the Purchaser will also rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, as follows:

(a)

During the Acquisition Period, the Vendor and the Company will allow the Purchaser to have access to all books, records, book accounts, lists of suppliers and customers of the Company and all other documents, files, records and other data, financial or otherwise, relating to the Company’s Business and the assets of the Company.

(b)

At any time up to the Time of Closing, the Vendor and the Company will permit the Purchaser, and its auditors, solicitors and other authorized persons, to make such investigation of the assets of the Company and of its financial and legal condition as the Purchaser deems necessary or advisable to familiarize itself with such assets and other matters and to have full access to the business premises and to all records, documents and other information related to the business and the Company, including all working papers (internal and external) and details of accounts and inventories prepared, obtained or used in connection with the preparation of the Company’s financial statements.

(c)

From the date of this Agreement to the Time of Closing, the Vendor and the Company will cause the Company to:

(i)

carry on the Business in the ordinary course, in a prudent, businesslike and efficient manner and substantially in accordance with the procedures and practices currently in effect; and

(ii)

endeavour all reasonable efforts to preserve and maintain the goodwill of the Business.

(d)

From the date of this Agreement to the Time of Closing, the Vendor and the Company will not permit the Company, without the prior consent in writing of the Purchaser to:

(i)

purchase or sell, consume or otherwise dispose of any of its assets except in the ordinary course of business;

(ii)

enter into any contract or assume or incur any liability except in the ordinary course of business and which is not material; and

(iii)

waive or surrender any material right.

4.5

Survival of the Representations, Warranties and Covenants by the Vendor and the Company.   To the extent they have not been fully performed at or prior to the Time of Closing, each and every representation and warranty of the Vendor or the Company contained in this Agreement and any agreement, instrument, certificate or other document executed or delivered pursuant to this Agreement shall:

(a)

be true and correct on and as of the Closing Date with the same force and effect as though made or given on the Closing Date;

(b)

remain in full force and effect notwithstanding any investigations conducted by or on behalf of the Purchaser;

(c)

survive the completion of the transactions contemplated by this Agreement until the second anniversary of the Closing Date and shall continue in full force and effect for the benefit of the Purchaser during that period, except that:

(i)

the representations and warranties set out in section 4.2(a) to and including 4.2(i) above shall survive and continue in full force and effect without limitation of time; and

(ii)

a claim for any breach of any of the representations and warranties contained in this Agreement or in any agreement, instrument, certificate or other document executed or delivered pursuant hereto involving fraud or fraudulent misrepresentation may be made at any time following the Closing Date, subject only to applicable limitation periods imposed by law.

2.

Representations, Warranties and Covenants by the Purchaser

5.1

Warranties, Representations and Covenants by the Purchaser.   In order to induce the Vendor and the Company to enter into and consummate this Agreement, the Purchaser hereby warrants to, represents to and covenants with the Vendor and the Company, with the intent that the Vendor and the Company will rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the knowledge, information and belief of the Purchaser, after having made due inquiry:

Corporate Status of the Purchaser

(a)

the Purchaser is a company with limited liability duly and properly incorporated, organized and validly subsisting under the laws of the State of Nevada being the only jurisdiction where it is required to be registered for the purpose of enabling it to carry on its business and own its property as presently carried on and owned;

(b)

the Purchaser has good and sufficient power, authority and right to own or lease its property, to enter into this Agreement and to perform its obligations hereunder;

Authorization

(c)

this Agreement has been duly authorized, executed and delivered by the Purchaser and is a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser, as the case may be, by the Vendor and/or the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and except that equitable remedies may be granted only in the discretion of a court of competent jurisdiction;

Share Capital

(d)

the authorized capital of the Purchaser consists of 300,000,000 shares of common stock of which 15,022,128 shares of common stock of the Purchaser have been duly issued and are outstanding as fully paid and non-assessable, and 10,000,000 shares of preferred stock of which no shares of preferred stock are issued and outstanding;

(e)

all of the issued and outstanding shares of the Purchaser are listed and posted for trading on the NASD Over-the-Counter Bulletin Board (the “OTCBB”);

(f)

the Purchaser will allot and issue the Purchase Price Common Shares on the Closing Date in accordance with sections 3.3 and 3.4 hereinabove as fully paid and non-assessable in the capital of the Purchaser, free and clear of all actual or threatened liens, charges, security interests, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever, other than hold periods or other restrictions imposed under applicable securities legislation or by securities regulatory authorities;

Options

(g)

no person has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement, including convertible securities, warrants or convertible obligations of any nature, for the purchase, subscription, allotment or issuance of any unissued shares or other securities of the Purchaser;

No Subsidiaries

(g)

except for the transactions contemplated in this Agreement, the Purchaser does not own and does not have any agreements of any nature to acquire, directly or indirectly, any shares in the capital of or other securities, equity or proprietary interests in any person, and the Purchaser does not have any agreements to acquire or lease any other business, property, assets or operations;

No Violation

(i)

the execution and delivery of this Agreement by the Purchaser and the consummation of the transactions herein provided for will not result in:

(i)

the breach or violation of any of the provisions of, or constitute a default under, or conflict with or cause the acceleration of any obligation of the Purchaser under:

(A)

any contract to which the Purchaser is a party or by which it is bound;

(B)

any provision of the constating documents or by-laws or resolutions of the board of directors (or any committee thereof) of the Purchaser;

(C)

any judgment, decree, order or award of any court, governmental body or arbitrator having jurisdiction over the Purchaser;

(D)

any licence, permit, approval consent or authorization held by the Purchaser which is necessary to the operation of the Purchaser’s business; or

(E)

any applicable law, statute, ordinance, regulation or rule;

Financial Statements

(j)

the Purchaser’s financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods, are correct and complete and present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and financial condition of the Purchaser as at the respective dates of and for the respective periods covered by the Purchaser’s financial statements;

(k)

for any period up to the Time of Closing the Purchaser will not have any debts or liabilities whatsoever (whether accrued, absolute or contingent or otherwise), including any liabilities for federal, state, sales, income, corporate or any other taxes of the Purchaser except for;

(i)

the debts and liabilities disclosed on, provided for or included in the balance sheet forming a part of the most recent of the Purchaser’s financial statements;

(ii)

debts or liabilities disclosed in this Agreement or any Schedule hereto; and

(iii)

liabilities incurred by the Purchaser in the ordinary course of the Purchaser’s business subsequent to the date of the balance sheet referred to in subparagraph (k)(i) above;

Tax Matters

(l)

the Purchaser has duly and timely filed all returns, elections and designations required to be filed by it with any taxation authority or if not filed on a timely basis, all fees, penalties, interest and other amounts payable as a result thereof have been paid and no such returns, elections or designations contain any misstatement or omit any statements that should have been included and each return, election and designation, including accompanying schedules and statements is true, correct and complete;

(m)

the Purchaser has paid in full all amounts (including but not limited to sales, use and consumption taxes and taxes measured on income and all instalments of taxes) owing to all federal, state, territorial and municipal taxation authorities due and payable by it up to the date hereof;

(n)

adequate provision has been made by the Purchaser for taxes payable for the current period for which tax returns are not yet required to be filed;

(o)

there are no agreements, waivers or other arrangements providing for any extension of time with respect to the filing of any tax return by the Purchaser; or with respect to the payment of any tax or any governmental charge, penalty, interest or fine by the Purchaser; or with respect to the issuance of any tax assessment or reassessment;

(p)

there are no actions, suits, proceedings, investigations or claims now threatened by any governmental authority or pending against the Purchaser as initiated by any governmental authority in respect of any amounts, including but not limited to taxes, governmental charges or assessments;

(q)

there are no matters under discussion with any governmental authority relating to any amounts, including but not limited to taxes, governmental charges or assessments asserted or to be asserted by such authority;

(r)

the Purchaser is not aware of any circumstances that might result in any threatened, proposed or actual assessment or reassessment against the Purchaser;

Dividends and Distributions

(s)

since the date of incorporation, the Purchaser has not:

(i)

declared or paid any dividends;

(ii)

declared or made any other distributions on any of its issued shares, ; or

(iii)

directly or indirectly, redeemed, purchased or otherwise acquired any of its issued shares or agreed, or is obligated, so to do;

Legal Proceedings

(t)

there are no actions, suits, proceedings or outstanding claims or demands instituted before any federal, state, municipal or other governmental department, court, commission, board, bureau, agency or instrumentality, domestic or foreign, or by or before an arbitrator or arbitration board or pending or threatened against or affecting the Purchaser or its property or the Purchaser’s business, nor is there any basis for any such action, suit, proceeding or claim;

(u)

there are no orders, decrees, injunctions or judgments of any court or of any federal, provincial, territorial or municipal department, agency, commission, board, bureau or instrumentality, domestic or foreign, instituted, pending, threatened or obtained against or affecting the Purchaser or its property or the Purchaser’s business; nor is there any basis for any such order, decree, injunction or judgment;

(v)

there is no legal impediment to the continued operation, in the ordinary course, of the property and the Purchaser’s business;

(w)

the Purchaser has not violated nor is it violating any federal, state, territorial or municipal statute, regulation, ordinance, rule or order applicable to the Purchaser’s business or to any of its property or its ownership thereof;

(x)

the Purchaser has complied with all applicable federal, state, territorial and municipal statutes, regulations, ordinances, rules and orders;

Directors and Officers

(y)

the present directors and officers of the Purchaser are as follows:

Name

Position

Richard Bachman

President, Secretary, Treasurer and Director

Gerald Aberle

Director

Brian Cole

Director

Full Disclosure

(z)

the Purchaser has no information or knowledge of any fact not communicated to the Vendor and the Company and relating to the Purchaser or to the Purchaser’s business or to its issued and outstanding securities which, if known to the Vendor and/or the Company, might reasonably be expected to deter the Vendor and/or the Company from entering into this Agreement or from completing the transactions contemplated by this Agreement.

5.2

Additional Covenant by the Purchaser.   In order to induce the Vendor and the Company to enter into and consummate this Agreement, the Purchaser hereby covenants with the Vendor and the Company, with the intent that the Vendor and the Company will rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that the Purchaser will maintain in safekeeping for five years following the Closing Date all financial records of the Company which are in the possession of the Company on the Closing Date and which relate to the Company’s business before the Closing Date.

5.3

Survival of the Representations, Warranties and Covenants by the Purchaser.   To the extent they have not been fully performed at or prior to the Time of Closing, each representation and warranty of the Purchaser contained in this Agreement or in any document, instrument, certificate or undertaking given pursuant hereto shall:

(a)

be true and correct on and as of the Closing Date with the same force and effect as though made or given on the Closing Date;

(b)

remain in full force and effect notwithstanding any investigations conducted by or on behalf of the Purchaser; and

(c)

survive the completion of the transactions contemplated by this Agreement until the second anniversary of the Closing Date and shall continue in full force and effect for the benefit of the Vendor and the Company during that period, except that a claim for any breach of any of the representations and warranties contained in this Agreement or in any agreement, instrument, certificate or other document executed or delivered pursuant hereto involving fraud or fraudulent misrepresentation may be made at any time following the Closing Date, subject only to applicable limitation periods imposed by law.

1.

Conditions Precedent to Closing

6.1

The Vendor’s and the Company’s Conditions Precedent.   The purchase and sale of the Purchased Shares is subject to the following terms and conditions for the exclusive benefit of the Vendor and the Company, to be fulfilled or performed at or prior to the Time of Closing:

(a)

the representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects at the Time of Closing, with the same force and effect as if such representations and warranties were made at and as of such time;

(b)

all of the terms, covenants and conditions of this Agreement to be complied with or performed by the Purchaser at or before the Time of Closing shall have been complied with or performed in all material respects;

(c)

there shall have been obtained, from all appropriate federal, provincial, municipal or other governmental or administrative bodies, such licenses, permits, consents, approvals, certificates, registrations and authorizations as are required by law, if any, to be obtained by the Purchaser to permit the change of ownership of the Purchased Shares contemplated hereby, in each case in form and substance satisfactory to the Vendor and the Company, acting reasonably; and

(d)

no legal or regulatory action or proceeding shall be pending or threatened by any person to enjoin, restrict or prohibit the purchase and sale of the Purchased Shares contemplated hereby.

If any of the conditions contained in this subsection 6.1 shall not be performed or fulfilled at or prior to the Time of Closing to the satisfaction of the Vendor and the Company, acting reasonably, the Vendor and/or the Company may, by notice to the Purchaser, terminate this Agreement and the obligations of the Vendor, the Company and the Purchaser under this Agreement, other than the obligations contained in Section 12 herein below, shall be terminated, provided that the Vendor and the Company may also bring an action pursuant to Section 11 against the Purchaser for damages suffered by the Vendors and/or the Company where the non-performance or non-fulfillment of the relevant condition is as a result of a breach of covenant, representation or warranty by the Purchaser.  Any such condition may be waived in whole or in part by the Vendors and the Company in writing without prejudice to any claims it may have for breach of covenant, representation or warranty.

6.2

Purchaser’s Conditions Precedent prior to the Closing Date.   The sale and purchase of the Purchased Shares is subject to the following terms and conditions for the exclusive benefit of the Purchaser, to be fulfilled or performed at or prior to the Time of Closing:

(a)

the representations and warranties of the Vendor and the Company contained in this Agreement shall be true and correct at the Time of Closing, with the same force and effect as if such representations and warranties were made at and as of such time;

(b)

all of the terms, covenants and conditions of this Agreement to be complied with or performed by the Vendor and the Company at or before the Time of Closing shall have been complied with or performed;

(c)

there shall have been obtained, from all appropriate federal, provincial, municipal or other governmental or administrative bodies, such licenses, permits, consents, approvals, certificates, registrations and authorizations as are required to be obtained, if any, by the Vendor and the Company to permit the change of ownership of the Purchased Shares contemplated hereby;

(d)

there shall have been no material adverse changes in the condition (financial or otherwise), assets, liabilities, operations, earnings, the Company’s Business or prospects of the Company since the date of the Company’s financial statements;

(e)

no legal or regulatory action or proceeding shall be pending or threatened by any person to enjoin, restrict or prohibit the purchase and sale of the Purchased Shares contemplated hereby;

(f)

no material damage by fire or other hazard to the whole or any material part of the property or assets of the Company shall have occurred from the date hereof to the Time of Closing;

If any of the conditions contained in this subsection 6.2 shall not be performed or fulfilled at or prior to the Time of Closing to the satisfaction of the Purchaser, acting reasonably, the Purchaser may, by notice to the Vendor and the Company, terminate this Agreement and the obligations of the Vendor, the Company and the Purchaser under this Agreement, other than the obligations set forth in Section 12, shall be terminated, provided that the Purchaser may also bring an action pursuant to Section 11 against the Vendor and/or the Company for damages suffered by the Purchaser where the non-performance or non-fulfillment of the relevant condition is as a result of a breach of covenant, representation or warranty by the Vendor or the Company.  Any such condition may be waived in whole or in part by the Purchaser without prejudice to any claims it may have for breach of covenant, representation or warranty.

7.

Closing and Events of Closing

7.1

Closing and Closing Date.   The closing (the “Closing”) of the within purchase and delivery of the Purchased Shares, as contemplated in the manner as set forth in Section 3 hereinabove, together with all of the transactions contemplated by this Agreement shall occur on November 5, 2010 (the “Closing Date”), or on such earlier or later Closing Date as may be agreed to in advance and in writing by each of the Parties hereto, and will be closed at the offices of the Company, Av. 28 de Julio 151 Miraflores, Lima, Peru at 10:00 a.m. (Peruvian time) on the Closing Date.

7.2

Latest Closing Date.   If the Closing Date has not occurred by December 1, 2010, subject to an extension as may be mutually agreed to by the Parties for a maximum of 14 days per extension, then the Purchaser and the Vendor shall each have the option to terminate this Agreement by delivery of written notice to the other Party.  Upon delivery of such notice, this Agreement shall cease to be of any force and effect except for Section 12 hereinbelow, which shall remain in full force and effect notwithstanding the termination of this Agreement.

7.3

Documents to be delivered by the Company and the Vendor no later than the Closing Date.   Not later than the Closing Date, and in addition to the documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Company and the Vendor shall also execute and deliver or cause to be delivered to Purchaser’s counsel all such other documents, resolutions and instruments as may be necessary, in the opinion of counsel for the Purchaser, acting reasonably, to complete all of the transactions contemplated by this Agreement and including, without limitation, the necessary transfer of all of the Purchased Shares to the Purchaser free and clear of all liens, security interests, charges and encumbrances, and in particular including, but not being limited to, the following materials:

(a)

all documentation as may be necessary and as may be required by the solicitors for the Purchaser, acting reasonably, to ensure that all of the Purchased Shares have been transferred, assigned and are registrable in the name of and for the benefit of the Purchaser under all applicable corporate and securities laws;

(b)

certificates representing the Purchased Shares registered in the name of the Vendors, duly endorsed for transfer to the Purchaser and/or irrevocable stock powers transferring the Purchased Shares to the Purchaser;

(c)

certificates representing the Purchased Shares registered in the name of the Purchaser;

(d)

a certified copy of the resolutions of the directors of the Vendor and of the Company authorizing the transfer by the Vendor to the Purchaser of the Purchased Shares;

(e)

a copy of all corporate records and books of account of the Company and including, without limiting the generality of the foregoing, a copy of all minute books, share register books, share certificate books and annual reports of the Company;

(f)

a certified copy of the amendment to the constating documents, if required under Peruvian Law, and the register of shareholders of the Company representing the transfer of the Shares to the Purchaser;

(g)

a certificate of an officer of the Company, dated as of the Closing Date, acceptable in form to the solicitors for the Purchaser, acting reasonably, certifying that the warranties, representations, covenants and agreements of the Company contained in this Agreement are true and correct in all respects and will be true and correct as of the Closing Date as if made by the Company on the Closing Date;

(h)

the resignations of any officers or directors of the Company as requested by the Purchaser prior to the Closing Date;

(i)

all other remaining business documentation of the Company;

(j)

a legal opinion in form and substance satisfactory to the Purchaser and its counsel, acting reasonably; and

(k)

all such other documents and instruments as the Purchaser’s solicitors may reasonably require.

7.4

Documents to be delivered by the Purchaser no later than the Closing Date.   Not later than the Closing Date, and in addition to the documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Purchaser shall also execute and deliver or cause to be delivered to the Company and the Vendor, or each of their legal counsel, all such other documents, resolutions and instruments that may be necessary, in the opinion of counsel for the Company and the Vendors, if applicable, acting reasonably, to complete all of the transactions contemplated by this Agreement and including, without limitation, the necessary acceptance of the transfer of all of the Purchased Shares to the Purchaser free and clear of all liens, charges and encumbrances, and in particular including, but not being limited to, the following materials:

(a)

a certified copy of the resolutions of the directors of the Purchaser providing for the approval of all of the transactions contemplated hereby;

(b)

an executed treasury order of the Purchaser providing for the due issuance of all of the Purchase Price Common Shares to the order and direction of the Vendor in accordance with Section 3.3(b) hereinabove;

(c)

a certified cheque or bank draft payable to the Vendor for that part of the Purchase Price contemplated to be paid at the Time of Closing to be paid in cash;

(d)

a certificate of an officer of the Purchaser, dated as of the Closing Date, acceptable in form to the Company and Vendor, or each of their legal counsel if applicable, acting reasonably, certifying that the warranties, representations, covenants and agreements of the Purchaser contained in this Agreement are true and correct and will be true and correct as of the Closing Date as if made by the Purchaser on the Closing Date;

(e)

a legal opinion in form and substance satisfactory to the Vendor and their counsel, acting reasonably; and

(f)

all such other documents and instruments as the Company’s and the Vendors’ respective solicitors may reasonably require.

2.

Right Of Entry

2.1

Throughout the Acquisition Period the directors and officers of the Purchaser and its servants, agents and independent contractors, shall have the right in respect of the Property to enter thereon during business hours, with the prior and written authorization of the Company and the Vendor in order to make further analysis and studies.

3.

Obligations of the Vendor and the Company during the Acquisition Period

3.1

During the Acquisition Period, the Vendor and the Company shall:

(a)

maintain the Property in good standing by the doing and filing of assessment work or the making of payments in lieu thereof, by the payment of taxes and rentals, and the performance of all other actions which may be necessary in that regard and in order to keep the Property free and clear of all liens and other charges arising from the Vendor’s or the Company’s activities thereon; and

(b)

permit the Purchaser, its employees, agents and designated consultants, at their own risk and upon prior and written authorization by the Company, access to the Property at all reasonable times, provided that the Purchaser agrees to indemnify the Company from and against and to hold it harmless from all costs, claims, liabilities and expenses that the Purchaser may incur or suffer as a result of any injury (including injury causing death) to any employee, agent or designated consultant of the Purchaser while on the Property.

4.

Indemnification and Legal Proceedings

11.1

Indemnification.   The Parties hereto agree to indemnify and save harmless the other Parties hereto and including, where applicable, their respective affiliates, directors, officers, employees and agents (each such party being an “Indemnified Party”) harmless from and against and agree to be liable for any and all losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatever nature or kind, including any investigation expenses incurred by any Indemnified Party, to which an Indemnified Party may become subject by reason of the terms and conditions of this Agreement.

11.2

No Indemnification.   This indemnity will not apply in respect of an Indemnified Party in the event and to the extent that a court of competent jurisdiction in a final judgment shall determine that the Indemnified Party was grossly negligent or guilty of wilful misconduct.

11.3

Claim of Indemnification.   The Parties hereto agree to waive any right they might have of first requiring the Indemnified Party to proceed against or enforce any other right, power, remedy, security or claim payment from any other person before claiming this indemnity.

11.4

Notice of Claim.   In case any action is brought against an Indemnified Party in respect of which indemnity may be sought against any of the Parties hereto, the Indemnified Party will give the relevant Party hereto prompt written notice of any such action of which the Indemnified Party has knowledge and such Party will undertake the investigation and defense thereof on behalf of the Indemnified Party, including the prompt consulting of counsel acceptable to the Indemnified Party affected and the payment of all expenses.  Failure by the Indemnified Party to so notify shall not relieve any Party hereto of such Party’s obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by any Party hereto of substantive rights or defenses.

11.5

Settlement.   No admission of liability and no settlement of any action shall be made without the consent of each of the Parties hereto and the consent of the Indemnified Party affected, such consent not to be unreasonably withheld.

11.6

Legal Proceedings.   Notwithstanding that the relevant Party hereto will undertake the investigation and defense of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:

(a)

such counsel has been authorized by the relevant Party hereto;

(b)

the relevant Party hereto has not assumed the defense of the action within a reasonable period of time after receiving notice of the action;

(c)

the named parties to any such action include that any Party hereto and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between any Party hereto and the Indemnified Party; or

(d)

there are one or more legal defenses available to the Indemnified Party which are different from or in addition to those available to any Party hereto.

11.7

Contribution.   If for any reason other than the gross negligence or bad faith of the Indemnified Party being the primary cause of the loss claim, damage, liability, cost or expense, the foregoing indemnification is unavailable to the Indemnified Party or insufficient to hold them harmless, the relevant Party hereto shall contribute to the amount paid or payable by the Indemnified Party as a result of any and all such losses, claim, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by any Party hereto on the one hand and the Indemnified Party on the other, but also the relative fault of the Parties and other equitable considerations which may be relevant.  Notwithstanding the foregoing, the relevant Party hereto shall in any event contribute to the amount paid or payable by the Indemnified Party, as a result of the loss, claim, damage, liability, cost or expense (other than a loss, claim, damage, liability, cost or expenses, the primary cause of which is the gross negligence or bad faith of the Indemnified Party), any excess of such amount over the amount of the fees actually received by the Indemnified Party hereunder.

12.

Non-Disclosure

12.1

Public Announcements and Disclosure to Regulatory Authorities.   All information relating to the Agreement and the transaction contemplated therein shall be treated as confidential and no public disclosure shall be made by any Party without the prior approval of the Company and the Purchaser.  Notwithstanding the provisions of this Article, the Parties hereto agree to make such public announcements and disclosure to the Regulatory Authorities of this Agreement promptly upon its execution all in accordance with the requirements of applicable securities legislation and regulations.

5.

Transfers

5.1

The Purchaser may not at any time during the Acquisition Period, sell, transfer, encumber or otherwise dispose of all or any portion of its interest in and to this Agreement.

5.2

After the Closing, the Purchaser may sell, transfer or dispose of its interest in the Property or in the Shares without restriction from the Vendor, provided that the third party acquiring such Purchaser’s interest shall irrevocably and expressly assume the obligation to (i) make the Royalty payments to the Vendor, and (ii) perform any and all obligations contemplated in this Agreement that shall survive its termination or the Closing.

6.

Assignment

6.1

Save and except as provided herein, no Party hereto may sell, assign, pledge or mortgage or otherwise encumber all or any part of its respective interest herein without the prior written consent of all of the other Parties hereto.

7.

Surrender And Acquisition Of Property Interests Prior To Termination Of Agreement

7.1

The Company may not, during the Acquisition Period, abandon any one or more of the mineral claims comprised in the Property.

8.

Force Majeure

16.1

Events.   If any Party hereto is at any time prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.

16.2

Notice.   A Party shall, within seven calendar days, give notice to the other Parties of each event of force majeure under subsection 16.1 hereinabove, and upon cessation of such event shall furnish the other Parties with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.

9.

Area Of Mutual Interest

9.1

There is no area of mutual interest and this Agreement applies solely to the Property.

10.

Notice

10.1

Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a post office in the United States addressed to the party entitled to receive the same, or delivered to such party, at the address for such party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the fifth day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.

10.2

Either party may at any time and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

11.

General

11.1

This Agreement shall supersede and replace any other agreement or arrangement, whether oral or written, heretofore existing between the parties in respect of the subject matter of this Agreement.

11.2

The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of any other Party, nor create any fiduciary relationship between them for any purpose whatsoever.  No Party shall have any authority to act for, or to assume any obligations or responsibility on behalf of, any other Party except as may be, from time to time, agreed upon in writing between the Parties or as otherwise expressly provided.

11.3

No consent or waiver expressed or implied by either Party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall be deemed or construed to be a consent to or a waiver of any other breach or default.

11.4

The Parties shall promptly execute or cause to be executed all documents, deeds, conveyances and other instruments of further assurance which may be reasonably necessary or advisable to carry out fully the intent of this Agreement or to record wherever appropriate the respective interests from time to time of the Parties in the Property.

11.5

This Agreement shall be construed and enforced in accordance with the laws and courts prevailing in the State of Nevada and the Parties consent to the jurisdiction of the State of Nevada in any action, suit or proceeding relating to this Agreement.

11.6

This Agreement shall ensure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

11.7

This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the effective execution date as set forth on the front page of this Agreement.

IN WITNESS WHEREOF each of the Parties hereto has hereunto executed this Agreement as of the execution date as set forth on the front page of this Agreement

MUSTANG GEOTHERMAL CORP.

Per:

Authorized Signatory

(print name and title)

GENOA ENERGY RESOURCES INC

Per:

Authorized Signatory

(print name and title)

ANDEAN GEOTHERMIC ENERGY S.A.C..

Per:

Authorized Signatory

(print name and title)

SCHEDULE B

THIS IS SCHEDULE B to the Share Purchase Agreement made as of November 5, 2010

Description of Mineral Titles

List of Geothermal Properties in Peru

Location

Department

Area (Ha)

Pinaya

Puno

900

Cencuyo

Arequipa

900

Banos De Inca

Arequipa

900

Pusa

Arequipa

900

Pinaya – Department of Puno

8318000 m
8317000 m
8316000 m
8315000 m
8314000 m
8313000 m
216000 m
217000 m
218000 m
219000 m
220000 m
221000 m
222000 m
223000 m
224000 m
225000 m
N
Achuyo
Co. Ccotaña
Co. Nuñuorcco
Co. Pusa
Hornillos
Q. Quilcahuaycco
Iropuero
Quilcapata
Co. Quekacape
Palccapampa
Sayhua Sayhua
Catapampa
Hospicio
Hda. Pusa
Co. Carpinto
Co. Monigotes Pata
Toiraque
Pampa Sayhua Sayhua
Q. Catapampa
Catapampa
Nenuchuirn
PASTO GRANDE

Cencuyo – Department of Arequipa

N
8287000 m
8286000 m
8285000 m
8284000 m
8283000 m
233000 m
234000 m
235000 m
236000 m
237000 m
238000 m
239000 m
Sibayo
Callali
Image © 2010 DigitalGlobe
© 2009

Banos De Inca – Department of Arequipa

Patahuasi
Sumac Cala
Chilapampa
Chillotira
Huaypune
Pampa Estancia
Achucco
4400
Co. Chillotira
Aputane
Q. Pesco Mayo
Chilla Mayo
Santa Maria
Pucamocco
Rio Apurimac
Cuchihuasi
Lecheria
La Angostura
Pampa Calera
Humajala
4200
8324000 m
8323000 m
8322000 m
8321000 m
8320000 m
8319000 m
209000 m
210000 m
211000 m
212000 m
213000 m
214000 m
215000 m
216000 m
217000 m
218000 m
N

Pusa – Department of Arequipa